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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                            Dated as of June 6, 2003

                                      Among

                          THE WILLIAMS COMPANIES, INC.

                                   as Grantor

                                 CITIBANK, N.A.

                               as Collateral Agent

                                       and

                                 CITIBANK, N.A.

                           as Securities Intermediary

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                        T A B L E  O F  C O N T E N T S

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SECTION                                                                                                PAGE
Section 1.   Grant of Security.................................................................          2

Section 2.   Security for Obligations..........................................................          2

Section 3.   The Collateral Account............................................................          3

Section 4.   Maintaining the Collateral........................................................          4

Section 5.   Investing of Amounts in the Collateral Account....................................          4

Section 6.   Release of Amounts................................................................          5

Section 7.   Representations and Warranties....................................................          5

Section 8.   Further Assurances................................................................          6

Section 9.   Post-Closing Changes..............................................................          7

Section 10.  Other Liens.......................................................................          7

Section 11.  Collateral Agent Appointed Attorney-in-Fact.......................................          7

Section 12.  The Collateral Agent's Duties.....................................................          7

Section 13.  Remedies..........................................................................          8

Section 14.  Indemnity and Expenses............................................................          8

Section 15.  Amendments; Waivers...............................................................          9

Section 16.  Notices, Etc......................................................................          9

Section 17.  Continuing Security Interest; Assignments under the Credit Agreement..............          9

Section 18.  Termination.......................................................................         10

Section 19.  Execution in Counterparts.........................................................         10

Section 20.  Governing Law.....................................................................         10

Schedules I      -   Chief Executive Office, Type Of Organization, Jurisdiction
                     Of Organization And Organizational Identification Number

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                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated as of June 6, 2003 (as may be amended, modified, supplemented, renewed, extended or restated from time to time, this "AGREEMENT") among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "GRANTOR"), CITIBANK, N.A., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to
Article VII of the Credit Agreement (as hereinafter defined), the "COLLATERAL AGENT") for the Banks, the Issuing Banks, the Agent (each as defined in the Credit Agreement) and the Collateral Agent (the "SECURED PARTIES") and CITIBANK, N.A., as securities intermediary of Grantor (in such capacity, the "SECURITIES INTERMEDIARY").

PRELIMINARY STATEMENTS.

                  (1) The Grantor, Transcontinental Gas Pipe Line Corporation and Northwest Pipeline Corporation have entered into a Credit Agreement dated as of June 6, 2003 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT") with the Secured Parties.

                  (2) Pursuant to the Credit Agreement, the Grantor is entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest (the "SECURITY INTEREST") in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined).

                  (3) The Grantor has opened Account No. 795241 (the "COLLATERAL ACCOUNT"), with the Securities Intermediary at its office at 111 Wall Street, 14th Floor, New York, NY 10005, in the name of the Grantor but under the control (within the meaning of Section 8-106 of the UCC (as defined below)) of the Collateral Agent and subject to the terms of this Agreement.

                  (4) The Securities Intermediary has agreed to calculate, on a daily basis, the mark-to-market value of the securities held in the Collateral Account and to provide such calculations to any Secured Party, as such Secured Party may reasonably request from time to time.

                  (5) It is a condition precedent to the making of Revolving Credit Advances by the Banks and the issuance of Letters of Credit by the Issuing Banks under the Credit Agreement that the Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

                  (6) The Grantor will derive substantial direct and indirect benefit from the transactions contemplated herein and by the other Credit Documents.

                  (7) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time

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to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform
Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Revolving Advances and the Issuing Banks to issue Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

                  Section 1. Grant of Security. The Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Grantor's right, title and interest in and to the following (collectively, the "COLLATERAL"):

                  (a) the Collateral Account and all funds and financial assets from time to time credited thereto (including, without limitation, Government Securities (as hereinafter defined)), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account;

                  (b) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral.

                  "GOVERNMENT SECURITIES" means any of the following and each having a maturity of not greater than 2 years from the date of acquisition thereof: (i) United States treasury securities, including bills, notes and bonds; and (ii) securities of any agency of the Government of the United States that are explicitly guaranteed by the full faith and credit of the Government of the United States.

                  Section 2. Security for Obligations. This Agreement secures the payment of all obligations of the Grantor and the Borrowers, now or hereafter existing under the Credit Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures, as to each Borrower, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Borrower to any Secured Party under the Credit Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrower.

                  Section 3. The Collateral Account. The Securities Intermediary represents to and agrees with the Grantor and the Collateral Agent that:

                  (a) The Securities Intermediary maintains the Collateral Account in the name of, and for the benefit of, the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Collateral Account and maintained therein from time to time.

                  (b) The Collateral Account is a "securities account" as such term is used in Section 8-501(a) of the UCC and, in accordance therewith, (i) the Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Collateral Account, (ii) the Grantor is the entitlement holder with respect to the property credited from time to time to the Collateral Account and (iii) the Securities Intermediary agrees to treat the Grantor as entitled to exercise the rights that comprise the financial assets credited to the Collateral Account.

                  (c) The Securities Intermediary will comply with all notifications it receives directing it to invest, withdraw, transfer or redeem any property in the Collateral Account (each, an "ENTITLEMENT ORDER") originated by the Collateral Agent without further consent by the Grantor or any other person; provided that, without limiting the absolute obligation of the Securities Intermediary to comply with any Entitlement Order originated by the Collateral Agent, the Collateral Agent agrees with the Grantor that the Collateral Agent will not originate any Entitlement Order except in accordance with the terms of this Agreement; provided, further, that promptly thereafter, the Securities Intermediary shall give the Grantor written notice of the same at its address specified in the Credit Agreement.

                  (d) The Securities Intermediary shall comply with Entitlement Orders originated by the Grantor (subject to the terms of this Agreement); provided, however, if the Securities Intermediary receives a notice from the Collateral Agent that it will exercise exclusive control over the Collateral Account upon a Specified Event of Default (as hereinafter defined), the Securities Intermediary shall cease complying with Entitlement Orders or other directions concerning the Collateral Account, originated by the Grantor; provided, further, that in the event of any conflict between any Entitlement Order originated by the Grantor and any Entitlement Order originated by the Collateral Agent, the Entitlement Order originated by the Collateral Agent will prevail.

                  (e) The Securities Intermediary will treat all cash, securities and other property credited to the Collateral Account as "financial assets" as such term is defined in Section 8-102(a)(9) of the UCC.

                  (f) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction for purposes of Section 8-110(e)(2) of the UCC so long as the Security Interest shall remain in effect.

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                  Section 4. Maintaining the Collateral. So long as any
Revolving Credit Advance or any other obligation of the Grantor or any Borrower under any Credit Document shall remain unpaid, any Letter of Credit or Letter of Credit Liability shall be outstanding or any Bank shall have any Commitment:

                  (a) The Grantor will maintain all Collateral only with the Collateral Agent or the Securities Intermediary (or such other Person acceptable to the Collateral Agent and the Grantor that complies with the provisions herein which has agreed, in a record authenticated by the Grantor, the Collateral Agent and such Person, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Collateral Account without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of such Person (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Collateral, which authenticated record shall be in form and substance satisfactory to the Collateral Agent and the Grantor).

                  (b) The Collateral Agent shall, at the direction of the Grantor, at any time and without notice to, or consent from, any Bank, and notwithstanding the occurrence or continuance of any Event of Default, transfer, or direct the transfer of, funds from the Collateral Account to the Agent to satisfy any Borrower's Obligations under the Credit Agreement whether or not such Obligations are then due and payable.

                  (c) The Collateral Agent shall, at the request of the Agent, at any time and without consent from the Grantor or any Borrower, transfer, or direct the transfer of, funds from the Collateral Account to satisfy any Borrower's obligations under the Credit Documents which are then due and payable (provided that promptly thereafter the Collateral Agent shall give the Grantor written notice of the same) if an Event of Default shall have occurred and be continuing.

                  (d) Subject to Sections 4(b) and 6(d) hereof, upon the occurrence and continuance of an Event of Default under Section 6.1(d) or (f) of the Credit Agreement (each a "SPECIFIED EVENT OF DEFAULT"), the Collateral Agent shall have sole right to direct the investment and disposition of funds with respect to the Collateral Account and it shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account that no amount (including, without limitation, interest credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Grantor, any Borrower or any other Person from the Collateral Account.

                  (e) Contemporaneously herewith, the Grantor shall cause a certificate of incumbency to be executed in the form of Exhibit A hereto (such certificate may be amended or modified by the Grantor from time to time by adding or deleting the names of persons authorized to act on behalf of the Grantor with respect to the Collateral Account).

                  Section 5. Investing of Amounts in the Collateral Account. So long as no Specified Event of Default shall have occurred and be continuing and subject to the provisions of

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Sections 4, 6 and 18 hereof, the Grantor will be permitted to (a) invest, or direct the Securities Intermediary to invest, amounts received with respect to the Collateral Account in Government Securities, and only Government Securities, and credited to the Collateral Account, as the Grantor may select and (b) invest interest paid on the Government Securities referred to in clause (a) above, and reinvest other proceeds of any such Government Securities that may mature or be sold, in each case in such Government Securities credited in the same manner. Interest and proceeds that are not invested or reinvested in Government Securities as provided above shall be deposited and held in the Collateral Account (such uninvested amounts shall not earn or accrue interest thereon). In addition, so long as no Specified Event of Default shall have occurred and be continuing, the Grantor shall have the right at any time to exchange, or direct the Securities Intermediary to exchange, such Government Securities for similar Government Securities of smaller or larger determinations, or for other Government Securities, credited to the Collateral Account.

                  Section 6. Release of Amounts. So long as (x) no Specified Event of Default shall have occurred and be continuing, and (y) the mark-to-market value of the Collateral shall exceed the Collateral Coverage Requirement (i) by not less than $1,000,000 at any time, and upon two Business Days prior written notice by the Grantor to the Collateral Agent, or (ii) on the last Business Day of each month, if requested by the Grantor, then the Collateral Agent shall immediately transfer, or direct the Securities Intermediary to transfer, such excess amount, or a portion thereof as may be requested by the Grantor, to the Grantor or at its order.

                  (a) So long as (x) no Specified Event of Default shall have occurred and be continuing, and (y) upon two Business Days prior written notice by the Grantor to the Collateral Agent that (i) any outstanding Revolving Credit Advance has been repaid or (ii) any outstanding Letter of Credit has expired and is undrawn, then the Collateral Agent shall immediately transfer, or direct the Securities Intermediary to transfer, such amount in excess of the Collateral Coverage Requirement, or a portion thereof as may be requested by the Grantor, as is then on deposit in the Collateral Account to the Grantor or at its order.

                  (b) Upon the occurrence of a Mandatory Prepayment Event and unless the Grantor has otherwise paid all then outstanding obligations of the Grantor with respect to the Revolving Credit Advances, the Collateral Agent shall, at the direction of the Agent, pay and release, or direct the Securities Intermediary to pay and release, to the Agent to be applied to all then outstanding obligations of the Grantor or any Borrower with respect to the Revolving Credit Advances, such amount as is then on deposit in the Collateral Account.

                  (c) Notwithstanding Sections 6(a) and 6(b), and whether or not an Event of Default has occurred and is continuing, upon two Business Days prior written notice by the Grantor to the Collateral Agent, the Collateral Agent shall immediately transfer, or direct the Securities Intermediary to transfer, such amount in excess of 107.5% of the Total Credit Exposure, or a portion thereof as may be requested by the Grantor, as is then on deposit in the Collateral Account to the Grantor or at its order.

                  Section 7. Representations and Warranties. The Grantor represents and warrants as follows:

                  (a) The Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule 1 hereto. The Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to the Grantor is true and accurate in all respects. The Grantor has not previously changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I within the previous five years of the date hereof.

                  (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, claim, option or right of others, except for the security interest created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Grantor or any trade name of the Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Credit Documents.

                  (c) All filings and other actions necessary to perfect the security interest in the Collateral of the Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of the Grantor, securing the payment of the Secured Obligations.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Grantor, or (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect.

                  (e) The aggregate mark-to-market value of all Collateral in the Collateral Account for which the Collateral Agent has a first-priority perfected security interest is equal to or greater than the Collateral Coverage Requirement as of the date hereof.

                  Section 8. Further Assurances. The Grantor agrees that from time to time, at the expense of the Grantor, it will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted by the Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor will promptly with respect to Collateral: (i) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Grantor hereunder; and (ii) deliver to the Collateral

Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Grantor under this Agreement has been taken.

                  (a) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover the Collateral (or words of similar effect) of the Grantor, in each case without the signature of the Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                  (b) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.

                  Section 9. Post-Closing Changes. The Grantor will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 7(a) of this Agreement without first giving at least 15 Business Days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                  Section 10. Other Liens. The Grantor agrees that it will not create or permit to suffer to exist any lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement.

                  Section 11. Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary to accomplish the purposes of this Agreement.

                  Section 12. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  Section 13. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) subject to
         Section 13(b), exercise any and all rights and remedies of the Grantor under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral and
         (ii) exercise all other rights and remedies with respect to the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.

                  (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any collection from, or other realization upon all or any part of the Collateral shall be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to
         Section 3 hereof) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                           (i) first, paid to the Collateral Agent, the Securities Intermediary and the Agent for any amounts then owing to the Collateral Agent, the Securities Intermediary and the Agent pursuant to Section 8.4 of the Credit Agreement or otherwise under the Credit Documents, ratably in accordance with such respective amounts then owing to the Collateral Agent, the Securities Intermediary and the Agent; and

                           (ii) second, ratably paid to the Banks and the Issuing Banks or any amounts then owing to them under the Credit Documents ratably in accordance with such respective amounts then owing to such Banks and Issuing Banks.

         Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) The Collateral Agent may, without notice to the Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Collateral.

                  Section 14. Indemnity and Expenses. The Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and the Securities Intermediary and each of their affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or the gross negligence or willful misconduct of such Indemnified Party's affiliates, officers, directors, employees, agents or advisors.

                  (a) The Grantor will upon demand pay to the Collateral Agent and the Securities Intermediary the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel, that the Collateral Agent and the Securities Intermediary may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  Section 15. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Securities Intermediary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party or the Securities Intermediary to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  Section 16. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Borrowers or the Collateral Agent, addressed to it at its address specified in the Credit Agreement, if to the Securities Intermediary, at its address specified on its signature page hereto or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed, sent by electronic mail or otherwise, be effective when deposited in the mails, delivered to the telegraph company, telecopied, confirmed by telex answerback, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent or the Securities Intermediary shall not be effective until received by the Collateral Agent or the Securities Intermediary, as the case may be. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

                  Section 17. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of

Credit, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement in accordance therewith (including, without limitation, all or any portion of its Commitments, the Revolving Credit Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, in each case as provided in Section 8.6 of the Credit Agreement.

                  Section 18. Termination. Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                  Section 19. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                              [Signatures follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                THE WILLIAMS COMPANIES, INC., as Grantor

                                By: /s/  Steven J. Malcolm
                                Name:  Steven J. Malcolm
                                Title: Chairman of the Board

                                CITIBANK, N.A., as Collateral Agent and Secured Party

                                By: /s/  Gordon H. DeKuyper
                                Name:  Gordon H. DeKuyper
                                Title: Vice President

                                CITIBANK, N.A., as Securities Intermediary
                                By: /s/ Camille Tomao
                                Name: Camille Tomao
                                Title: Vice President

                                Address:
                                       111 Wall Street, 14th Floor
                                       New York, New York  10055

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

          CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF
              ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

                    CHIEF EXECUTIVE           TYPE OF         JURISDICTION OF   ORGANIZATIONAL
   GRANTOR              OFFICE              ORGANIZATION        ORGANIZATION       I.D. NO.
---------------   -------------------       ------------      ---------------   --------------
The Williams      One Williams Center
Companies, Inc.   Tulsa, OK  74172          Corporation           Delaware          2116534

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                            CERTIFICATE OF INCUMBENCY

                  Reference is made to (i) the credit agreement, dated as of June 6, 2003 (as may be further amended, modified, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), by and among The Williams Companies, Inc. (the "COMPANY"), Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation, each a Delaware corporation, as borrowers, the banks, issuing banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A., as agent and collateral agent ("CITIBANK"), and (ii) the security agreement, dated as of June 6, 2003 (the "SECURITY AGREEMENT"), made by the Company to Citibank.

                  The undersigned certifies that s/he is the [INSERT TITLE] of the Company, and as such s/he is authorized to execute this certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. S/he further certifies that any of the persons listed below is authorized [CHOOSE ONE: INDIVIDUALLY OR JOINTLY WITH ONE OTHER PERSON] to execute agreements and give written instructions with regard to any matters pertaining to the Collateral Account (as defined in the Security Agreement); provided, that, in all respects, such execution of agreements and giving of written instructions shall be subject to the provisions of the Credit Agreement and the Security Agreement:

             Name                                Title / Phone                                Signature
             ----                                -------------                                ----------
                                                        /
_______________________________      _______________________________________      ___________________________________
                                                       /
_______________________________      _______________________________________      ___________________________________
                                                       /
_______________________________      _______________________________________      ___________________________________

                  IN WITNESS WHEREOF, I have caused this certificate to be duly executed and delivered as of the ___ day of ______, 200__.

                                                THE WILLIAMS COMPANIES, INC.

                                                [TO BE SIGNED BY AN OFFICER
                                                OTHER THAN ONE LISTED ABOVE]

                                                By __________________________
                                                   Name:
                                                   Title: